The PNC Financial Services Group, Inc. Fourth Quarter and Full Year 2012 Earnings Conference Call January 17, 2013 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration.  It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings.  The presentation also contains forward-
looking statements regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.  The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the
Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents and in our SEC filings.  We provide greater detail regarding these as well as other factors in our 2011 Form 10-K, as amended by Amendment No. 1 thereto, and 2012 Form 10-Qs, including in the Risk Factors and Risk Management sections and in the Legal Proceedings and Commitments and
Guarantees Notes of the Notes to Consolidated Financial Statements in those reports, and in our subsequent SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on PNC’s corporate website at www.pnc.com/secfilings.  We have included web addresses in this presentation as inactive textual references only.  Information on these websites is not part of this presentation.  Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  Forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.  Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we may sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as provisions for residential mortgage repurchase obligations, gains on sales of a portion of our VISA shares, non-cash charges related to redemptions of trust preferred securities, expenses for residential mortgage foreclosure-related matters, goodwill impairment charge and integration costs. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our
GAAP results.  We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others to help evaluate the impact of these respective items on our operations.  We may also provide information on the components of net interest income (purchase accounting accretion and the core remainder) and the impact of purchase accounting accretion on net interest margin.
We believe that core net interest margin (net interest margin less (annualized purchase accounting accretion divided by average interest-earning assets)), a non-GAAP measure, is useful as a tool to help evaluate the impact of purchase accounting accretion on net interest margin. Where applicable, we provide GAAP reconciliations for such additional information, including in the slides, the Appendix and/or other slides and materials on our corporate website at www.pnc.com/investorevents and in our SEC filings.  In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets.  We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only.  These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor
Relations.”

Significant 2012 Achievements
PNC Is Well-Positioned to Continue to Create Shareholder Value.
2012 financial
summary
Net income
Diluted EPS from
net income
Return on average
assets
$3.0 billion $5.30
1.02%
1.31% (adjusted)
(1)
Exceptional customer growth across our businesses resulted in strong loan, deposit and revenue growth
Grew commercial and consumer loans
Investment in Southeast markets showing early cross-sales and fee income results
Overall credit quality improved
Expenses reflect overall business investments including Southeast expansion partially offset by continuous improvement initiatives
Capital and liquidity remained strong – well positioned to achieve Basel III goals
2012 highlights
(1) Return on average assets adjusted for the following select items: provision for residential mortgage repurchase obligations; gains on sales of VISA Class B common shares; goodwill impairment charge for Residential Mortgage Banking segment; expenses for residential mortgage foreclosure matters; noncash charges for unamortized discounts related to redemption of trust preferred securities;
and integration costs. Further information provided in Appendix.

(thousands)

(new clients)

(new clients)

($ billions)

PNC

Growing Customers – Long-Term Revenue Potential
Purchase
(4)
Net organic checking relationships
(1) New primary clients
(2)
New primary clients
(3)
Refinancing
Total loan originations
$10.5
$11.4
$15.2
HARP refinancing
75
255
254
2010 2011 2012
1,012
1,165
1,061
2010 2011 2012
1,220
1,541
2,117
2010 2011 2012
$5.7 $6.0 $7.2
$2.0
$2.6
$4.5
$2.8
$2.8
$3.5
2010 2011 2012
Retail Banking
Corporate Banking
Asset Management Group
Residential Mortgage
(1) Net organic checking relationship growth refers to new consumer and small business accounts exclusive of accounts acquired through acquisition. (2) A Corporate Banking primary client is defined as a corporate banking relationship with annual revenue generation of
$50,000 or more or, within corporate banking, a commercial banking client relationship with annual revenue generation of $10,000 or more. (3) An Asset Management Group primary client is defined as a client relationship with annual revenue generation of $10,000 or more. (4) A mortgage with a borrower as part of a residential real estate purchase transaction.

Financial Performance – 4Q12 Linked Quarter
Highlights
Continued strong loan growth including in asset-based lending, healthcare, public finance, real estate and automobile lending
Reported revenues stable - increased by 5% excluding impact of residential mortgage repurchase provision
(1)
–
NII increase of 1% supported by stable Core NII
–
Noninterest income grew 10% excluding impact of residential mortgage repurchase provision
(2)
Provision elevated primarily due to a larger loan portfolio and reduced reserve release in commercial lending
Higher noninterest expenses primarily related to residential mortgage-related costs and other charges
(3)
Capital and liquidity remained strong
4Q12 financial
summary
Net income
Diluted EPS from
net income
EPS impact of
select items
Return on average
assets
$719 million $1.24 $0.47
0.95%
1.28% (adjusted)
(5)
(4)
(1) Further information provided in Appendix.  (2) Reported noninterest income declined 3%. Further information provided in
Appendix. (3) See slide 9 for additional detail.  (4) Select items are listed in Note 1 of slide 3. Further details regarding select items provided in Appendix.  (5) Return on average assets adjusted for the select items listed in Note 1 of slide 3. Further information provided in Appendix.

Loan Growth Delivered Stable Core NII
Highlights
Increase in average interest
earning assets driven by loan
growth
Loan growth supported NII
increase of 1%:
Five quarter trend
$2.2
$2.3
$2.5
$2.4
Core NII
(1)
PAA
Linked quarter:
Full Year 2012:
$2.4
First Quarter 2013 Outlook
(3)
:
Expect NII to decline
approximately 2-3% when
compared to 4Q12 due to decline
in PAA
(2)

$1.9
$2.0
$2.2
$2.2 $2.2
$0.3
$0.3
$0.3
$0.2 $0.2
$228.4
$237.7
$250.1
$252.6
$253.6
4Q11 1Q12 2Q12 3Q12 4Q12
Avg. interest
earning assets
Core NII
1
increased 12% primarily
due to Southeast expansion,
organic loan growth and lower
funding costs
PAA
(2)
remained relatively stable
– Core NII
(1)
remained stable
– PAA
2
increased primarily as a
result of higher cash recoveries
on impaired loans
2
(1) Core net interest income is total net interest income, as reported, less related purchase accounting accretion (scheduled and cash recoveries). (2) Purchase accounting accretion (PAA) includes scheduled purchase accounting accretion and cash recoveries. Cash recoveries reflect cash received in excess of recorded investment from sales or payoffs of impaired commercial loans.  See Appendix for additional details regarding Core NII and PAA. (3) Refer to Cautionary Statement in the Appendix, including economic and other assumptions.

Client Growth and Sales Driving Noninterest Income
Growth
Highlights
Noninterest income increased 10%
excluding impact of residential
mortgage repurchase provision
(4)
Noninterest income to total
revenue adjusted increased to
42%
(3)
Linked quarter:
(millions)
4Q12 3Q12 FY12 FY11
Asset management
(1)
$302 $305 $1,169 $1,088
Consumer services 294 288 1,136 1,243
Corporate services 349 295 1,166 898
Residential mortgage banking
(2)
254 264 1,045 815
Deposit service charges 150 152 573 534
Net gains on sales of securities
less net OTTI 30 16 93 97
Other 520 406 1,451 1,053
Noninterest income other
than repurchase obligation
provision
$1,899 $1,726 $6,633 $5,728
Provision for residential
mortgage repurchase
obligations
(254) (37) (761) (102)
Total noninterest income $1,645 $1,689 $5,872 $5,626
Full Year 2012:
Noninterest income increased 4%
Noninterest income increased 11%
excluding impact of residential
mortgage repurchase provisions
and VISA gains
(5)
38%
(3)
42%
(3)
40%
(3)
Noninterest income to total revenue

38%
39%
30%
41%
40%
4Q11 1Q12 2Q12 3Q12 4Q12
(1) Asset management includes the Asset Management Group and BlackRock. (2) Residential mortgage banking is Residential mortgage other than provision for residential mortgage repurchase obligations. (3) Noninterest income and total revenue each adjusted for impact of residential mortgage repurchase provision and gain on sale of VISA shares, as applicable. Further information provided in Appendix.
(4) Noninterest income declined 3% on a reported basis. (5) Further information provided in Appendix.
Provision for residential mortgage
repurchase obligations of $254
million in 4Q12
Partially offset by increases in
Corporate and Consumer services
and higher other income including
commercial mortgage banking
activity

Residential Mortgage Repurchase Obligations
Summary of Changes in Residential Mortgage Repurchase Reserve
($ millions)
4Q12 3Q12 2Q12 1Q12 4Q11
Beginning Reserve $421 $462 $101 $83 $85
Provision
254 37 438 32 36
RBC Bank (USA)
- - - 26 -
Losses
(61) (78) (77) (40) (38)
Ending Balance
$614 $421 $462 $101 $83
Expected elevated levels of GSE-
related repurchase demands
As a result, PNC added provision of
approximately $254 million to
residential mortgage repurchase
reserves in 4Q12
Key Statistics
Total
Portfolio
GSEs
($ billions)
Total
Portfolio
‘06-‘08
Vintages
‘04-‘05
Vintages
Original UPB
$388 $217 $57 $60
Remaining UPB
92 58 12 12
Life-to-date demands
4.2 2.6 1.9 0.3
Life-to-date
repurchases
2.5 1.5 1.1 0.2
Life-to-date losses
1.4 0.8 0.5 0.1
Future expected losses
0.6 0.5 0.3 0.2
Total expected losses
$2.0 $1.3 $0.8 $0.3
4Q12 highlights
Primarily 2004-2005 vintages
Reserve harmonizes GSE-
related repurchase demands
Reserved to cover expected
total  lifetime losses of $2.0
billion

Focused on Expense Management While Investing for
Growth
(millions)
4Q12 3Q12 FY12 FY11
Personnel $1,216 $1,171 $4,617 $3,966
Occupancy 226 212 827 738
Equipment 194 185 735 661
Marketing 70 74 279 249
Other 1,123 1,008 4,124 3,491
Total noninterest expense $2,829 $2,650 $10,582 $9,105
Residential mortgage foreclosure-
related matters (91) (53) (225) (324)
Goodwill impairment charge (45) - (45) -
Integration costs (35) (35) (267) (42)
Trust preferred securities
redemption-related charges (70) (95) (295) (198)
Noninterest expense, adjusted $2,588 $2,467 $9,750 $8,541
Noninterest expense increased
$179 million due to:
Highlights
Linked quarter:
Full Year 2012:
Noninterest expense increase of
16% reflects:
2012 Continuous Improvement Initiatives financial impact
(1)
First Quarter 2013 Outlook
(2)
:
Expect noninterest expense to
decline approximately $300 million
or 11% when compared to 4Q12
+
$0
$250
$500
1Q12 1H12 FY12
$101
$246
$550
Residential mortgage-related
charges (higher foreclosure-
related charges and goodwill
charge)
Adjustments to accruals
primarily for deferred loan
origination costs
Contribution to PNC Foundation
RBC Bank (USA) acquisition
Higher integration, trust
preferred securities
redemption-related charges
and overall business
investments
(1) Continuous improvement cost save initiatives related to legacy PNC’s efficiency initiatives and RBC Bank (USA). (2) Refer to Cautionary
Statement in the Appendix, including economic and other assumptions. Does not take into account the impact of potential legal and regulatory contingencies.

($ billions)
Criticized commercial loans decreased 10% YoY

($ billions)
Accruing loans past due decreased 17% YoY

($ billions)
NPLs decreased 8% YoY

($ millions)
Net charge-offs decreased 5% YoY

Credit Trends Continue to Improve
30-89 Days
90 Days + Criticized Commercial loans
(1)
Total nonperforming loans
Provision
Net charge-offs
Criticized commercial loans
Accruing loans past due
(2,3)
Nonperforming loans
(2,4)
Provision and net charge-offs
$9.9
$11.8
$10.7
$9.9
$8.9
4Q11 1Q12 2Q12 3Q12 4Q12
$3.0 $2.6 $2.5 $2.5 $2.4
$1.6
$1.5
$1.4
$1.4
$1.4
4Q11 1Q12 2Q12 3Q12 4Q12
$3.6
$3.6
$3.5
$3.4
$3.3
4Q11 1Q12 2Q12 3Q12 4Q12
$327
$333
$315
$331
$310
$190
$185
$256
$228
$318
4Q11 1Q12 2Q12 3Q12 4Q12
As of quarter end except net charge-offs and provision, which are for the quarter. (1) Criticized loans are ones that we consider “special mention,” “substandard’” or “doubtful”. (2) Loans acquired from National City or RBC Bank (USA) that were impaired are not included as they were recorded at estimated fair value when acquired and are currently considered performing loans due to the accretion of interest in purchase accounting. (3) Includes loans that are government guaranteed/insured, primarily residential mortgages. These loans totaled $2.7 billion in
4Q12. (4) Does not include loans held for sale or foreclosed and other assets. Effective in 2011, excludes residential real estate loans accounted for under the fair value option.

Strong Capital and Liquidity Position
Basel I Tier 1 common capital ratio of 9.6%
(1)
–
Increased 10 bps due to retained earnings growth
Basel III Tier 1 estimated pro forma common capital ratio was 7.3% as of
December 31, 2012 without benefit of phase-ins
(2)
(goal is to be within a range of
8.0-8.5% by year-end 2013)
Capital priorities:
–
Build capital to support client growth and business investment
–
Improve the quality of capital
–
Maintain appropriate capital in light of economic uncertainty
–
Return excess capital to shareholders, subject to regulatory approval
–
Lower cost of equity by effectively managing risk and capital
Strong liquidity position
–
Parent company two year liquidity coverage
(3)
of 180%
–
Well-positioned for Basel liquidity coverage ratio rules
4Q12 highlights
(1) Estimated at December 31, 2012. (2) Based on current understanding of Basel III NPRs and estimates of Basel II (with proposed modifications) risk-weighted assets. Includes application of Basel II.5. Subject to further regulatory clarity and development, validation and regulatory approval of Basel models. (3) Parent company liquidity coverage defined as liquid assets divided by funding obligations within a two year period.

Cautionary Statement Regarding Forward-Looking
Information
•
Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
o
Changes in interest rates and valuations in debt, equity and other financial markets.
o
Disruptions in the liquidity and other functioning of U.S. and global financial markets.
o
The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S. government-
backed debt, as well as issues surrounding the level of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
o
Actions by Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
o
Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
o
Slowing or failure of the current moderate economic expansion.
o
Continued effects of aftermath of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
o
Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.  It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,”
“estimate,” “goal,” “will,” “should” and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date made.  We do not assume any duty and do not undertake to update forward-looking statements.
Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
•
Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the moderate economic expansion will persist and interest rates will remain very low in 2013, despite drags from Federal fiscal restraint and a European recession. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.
•
PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of
PNC’s balance sheet.  In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent on the ongoing development, validation and regulatory approval of related models.
Appendix

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•
Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities.  Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management.  These developments could include:
o
Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles.  We will be impacted by extensive reforms provided for in the Dodd-Frank
Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
o
Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
o
Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries.
In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City.  These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
o
Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
o
Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.
•
Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital standards.  In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
•
Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock.  Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its
SEC filings.
•
Our 2012 acquisition of RBC Bank (USA) presents us with risks and uncertainties related to the integration of the acquired businesses into
PNC, including:
o
Anticipated benefits of the transaction, including cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
o
Our ability to achieve anticipated results from this transaction is dependent also on the extent of credit losses in the acquired loan portfolios and the extent of deposit attrition, in part related to the state of economic and financial markets.  Also, litigation and regulatory and other governmental investigations that may be filed or commenced relating to the pre-acquisition business and activities of RBC Bank (USA) could impact the timing or realization of anticipated benefits to PNC.
o
Integration of RBC Bank (USA)’s business and operations into PNC may take longer than anticipated or be substantially more costly than anticipated or have unanticipated adverse results relating to RBC Bank (USA)’s or PNC’s existing businesses.  PNC’s ability to integrate RBC Bank (USA) successfully may be adversely affected by the fact that this transaction results in PNC entering several geographic markets where PNC did not previously have any meaningful retail presence.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•
In addition to the RBC Bank (USA) transaction, we grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities.  These other acquisitions often present risks and uncertainties analogous to those presented by the RBC Bank (USA) transaction.  Acquisition risks include those presented by the nature of the business acquired as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
•
Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues.  Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape.  Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
•
Business and operating results can also be affected by widespread natural and other disasters, dislocations, terrorist activities or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2011 Form 10-K, as amended by Amendment No. 1 thereto, and our 2012 Form 10-Qs, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes to Consolidated Financial Statements in those reports, and in our subsequent SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings.
We have included these web addresses as inactive textual references only.  Information on these websites is not part of this document.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Non-GAAP to GAAP Reconcilement
In millions
Adjustments,
pretax
Income taxes
(benefit) (a) Net income Average Assets
Return on Avg.
Assets
Net income and return on avg. assets, as reported $719 $302,131 0.95%
Adjustments:
   Gain on sale of Visa Class B common shares $(130) $(45) ($85)
   Residential mortgage repurchase obligations $254 $89 $165
   Trust preferred securities redemption charge $70 $24 $46
   Residential Mortgage foreclosure-related matters $91 $31 $60
   Goodwill impairment charge for Residential Mortgage $45 $0 $45
   Integration costs $35 $12 $23
Net income and return on avg. assets, as adjusted $973 $302,131 1.28%
In millions
Adjustments,
pretax
Income taxes
(benefit) (a) Net income Average Assets
Return on Avg.
Assets
Net income and return on avg. assets, as reported $3,001 $295,025 1.02%
Adjustments:
   Gains on sales of Visa Class B common shares $(267) $(93) ($174)
   Residential mortgage repurchase obligations $761 $266 $495
   Trust preferred securities redemption charge $295 $103 $192
   Residential Mortgage foreclosure-related matters $225 $79 $146
   Goodwill impairment charge for Residential Mortgage $45 $0 $45
   Integration costs $267 $93 $174
Net income and return on avg. assets, as adjusted $3,879 $295,025 1.31%
For the three months ended Dec. 31, 2012
For the twelve months ended Dec. 31, 2012
PNC believes that information adjusted for the impact of certain items may be useful to help evaluate the impact of these respective items on our operations.
(a) Income taxes calculated using a statutory federal income tax rate of 35%, excluding the goodwill impairment charge which was considered non-deductible for tax purposes.
Appendix

Non-GAAP to GAAP Reconcilement
For the three months ended
In millions Jun. 30, 2012 Sep. 30, 2012 Dec. 31, 2012
Total noninterest income, as reported $1,097 $1,689 $1,645
Total revenue, as reported $3,623 $4,088 $4,069
Adjustments:
   Provision for residential mortgage repurchase obligations 438               37                 254
   Gain on sale of Visa Class B common shares -               (137)              (130)
Total noninterest income, as adjusted $1,535 $1,589 $1,769
Total revenue, as adjusted $4,061 $3,988 $4,193
Total noninterest income to total revenue, as reported 30% 41% 40%
Total noninterest income to total revenue, as adjusted 38% 40% 42%
PNC believes that information adjusted for the impact of certain items may be useful to help evaluate the impact of those items on our operations.
In millions Dec. 31, 2012 Sep. 30, 2012 % change
Total revenue, as reported $4,069 $4,088 0%
Adjustments:
   Provision for residential mortgage repurchase obligations 254               37
Total revenue, as adjusted $4,323 $4,125 5%
For the three months ended
PNC believes that information adjusted for the impact of certain items may be useful to help evaluate the impact of those items on our operations.
In millions Dec. 31, 2012 Sep. 30, 2012 Jun. 30, 2012 Mar. 31, 2012 Dec. 31, 2011 Dec. 31, 2012 Dec. 31, 2011 % change
Core NII $2,151 $2,154 $2,183 $2,028 $1,943 $8,516 $7,581 12%
Purchase accounting accretion 273               245               343               263               256               1,124            1,119
Total NII $2,424 $2,399 $2,526 $2,291 $2,199 $9,640 $8,700 11%
PNC believes core net interest income and purchase accounting accretion are useful in evaluating the components of net interest income.
For the three months ended For the twelve months ended
Appendix

Non-GAAP to GAAP Reconcilement
In millions Dec. 31, 2012 Sep. 30, 2012 % change
Total noninterest income, as reported $1,645 $1,689 -3%
Adjustments:
   Provision for residential mortgage repurchase obligations 254               37
Total noninterest income, as adjusted $1,899 $1,726 10%
In millions Dec. 31, 2012 Sep. 30, 2012 % change
Total noninterest income, as reported $1,645 $1,689 -3%
Adjustments:
   Provision for residential mortgage repurchase obligations 254               37
   Gain on sale of Visa Class B common shares (130)              (137)
Total noninterest income, as adjusted $1,769 $1,589 11%
In millions Dec. 31, 2012 Dec. 31, 2011 % change
Total noninterest income, as reported $5,872 $5,626 4%
Adjustments:
   Provision for residential mortgage repurchase obligations 761               102
   Gain on sale of Visa Class B common shares (267)              -
Total noninterest income, as adjusted $6,366 $5,728 11%
For the three months ended
For the twelve months ended
PNC believes that information adjusted for the impact of certain items may be useful to help evaluate the impact of those items on our operations.
PNC believes that information adjusted for the impact of certain items may be useful to help evaluate the impact of those items on our operations.
For the three months ended
PNC believes that information adjusted for the impact of certain items may be useful to help evaluate the impact of those items on our operations.
Appendix

Non-GAAP to GAAP Reconcilement
For the year ended
In millions, except per share data Dec. 31, 2012 Sep. 30, 2012 Jun. 30, 2012 Mar. 31, 2012 Dec. 31, 2011 Dec. 31, 2012 Dec. 31, 2011
Noninterest Income
Provision for residential mortgage repurchase
obligations (Pre-tax)
$254 $37 $438 $32 $36 $761 $102
After-tax
$165 $24 $284 $21 $23 $495 $66
Impact on diluted earnings per share
($0.31) ($0.05) ($0.54) ($0.04) ($0.04) ($0.93) ($0.13)
Gains on sales of Visa Class B common
shares (Pre-tax)
$130 $137 $267
After-tax
$85 $89 $174
Impact on diluted earnings per share
$0.16 $0.17 $0.33
Noninterest Expense
Goodwill impairment charge for Residential Mortgage
Banking segment (Pre-tax)
$45 $45
After-tax
$45 $45
Impact on diluted earnings per share
($0.08) ($0.08)
Expenses for residential mortgage
foreclosure-related matters (Pre-tax)
$91 $53 $43 $38 $240 $225 $324
After-tax
$60 $34 $28 $25 $156 $146 $210
Impact on diluted earnings per share
($0.11) ($0.06) ($0.05) ($0.05) ($0.30) ($0.28) ($0.40)
Noncash charges for unamortized discounts related
to redemption of trust preferred securities (Pre-tax)
$70 $95 $130 $198 $295 $198
After-tax
$46 $61 $85 $129 $192 $129
Impact on diluted earnings per share
($0.09) ($0.12) ($0.16) ($0.24) ($0.36) ($0.24)
Integration costs (Pre-tax)
$35 $35 $52 $145 $28 $267 $42
After-tax
$23 $23 $34 $94 $18 $174 $27
Impact on diluted earnings per share
($0.04) ($0.04) ($0.06) ($0.18) ($0.04) ($0.33) ($0.05)
Total impact of selected items on diluted
earnings per share
($0.47) ($0.10) ($0.81) ($0.27) ($0.62) ($1.65) ($0.82)
For the three months ended
(1) In calculating impact on diluted earnings per share in the table above, after-tax amounts for the income statement items were calculated using a statutory federal income tax rate of 35%, excluding the goodwill impairment charge which was considered nondeductible for income tax purposes.
Appendix